EXHIBIT 12.(b)

LEEWARD INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Oakhurst Defined Risk Fund (the "Fund"), a series of the Leeward Investment Trust on Form N-CSR for the period ended November 30, 2015, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Katherine M. Honey, President and Principal Executive Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: February 8, 2016	By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Oakhurst Defined Risk Fund

A signed original of this written statement required by Section 906 has been provided to the Leeward Investment Trust and will be retained by the Leeward Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

LEEWARD INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Oakhurst Defined Risk Fund (the "Fund"), a series of the Leeward Investment Trust on Form N-CSR for the period ended November 30, 2015, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Ashley E. Harris, Treasurer and Principal Financial Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: February 8, 2016	By:	/s/ Ashley E. Harris
Ashley E. Harris Treasurer and Principal Financial Officer Oakhurst Defined Risk Fund

A signed original of this written statement required by Section 906 has been provided to the Leeward Investment Trust and will be retained by the Leeward Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.